Exhibit 24-a  Powers of Attorney

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Theresa A. Balog, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration
Statement on and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: January 26, 2006

                                                      /s/ Andrea S. Christensen

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Theresa A. Balog, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration
Statement on and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: January 26, 2006

                                                              /s/ Robert J. Fani

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Theresa A. Balog, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration
Statement on and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: January 26, 2006

                                                            /s/ Alan H. Fishman

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Theresa A. Balog, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration
Statement on and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: January 25, 2006

                                                              /s/ James R. Jones

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Theresa A. Balog, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration
Statement on and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: January 25, 2006

                                                           /s/ James L. Larocca

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Theresa A. Balog, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration
Statement on and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: January 26, 2006

                                                            /s/ Gloria C. Larson

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Theresa A. Balog, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration
Statement on and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: January 25, 2006

                                                          /s/ Stephen W. McKessy

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Theresa A. Balog, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration
Statement on and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: January 26, 2006

                                                           /s/ Edward D. Miller

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Theresa A. Balog, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration
Statement on and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: January 26, 2006

                                                             /s/ Vikki L. Pryor